GOODWILL	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

10. GOODWILL

The changes in the carrying value of goodwill by segment are as follows:

	Retail Life		Stable Value	Asset	Total
	and Annuity	Acquisitions	Products	Protection	Consolidated

	(Dollars In Millions)
Balance as of December 31, 2019	$559	$24	$114	$129	$826
Balance as of December 31, 2020	559	24	114	129	826
Impairment	(129)	—	—	—	(129)
Balance as of December 31, 2021	$430	$24	$114	$129	$697

In connection with its annual goodwill impairment testing, the Company elected to perform a quantitative assessment of goodwill associated with the reporting units within the Retail Life and Annuity segment, in which the fair value of each reporting unit was compared to that reporting unit’s carrying amount, including goodwill. To estimate the fair value of the reporting units, the Company utilized the income (i.e. discounted cash flow) valuation approach. This quantitative assessment indicated that an impairment existed as of December 31, 2021 within the Retirement reporting unit primarily due to the impact of interest rates and a longer period of sustained equity volatility on the weighted-average cost of capital used to discount the reporting unit’s cash flows. Guidance in ASC 350-20, Intangibles-Goodwill and Other, requires that an impairment loss be recognized in the amount that the carrying amount of a reporting unit exceeds its fair value. As a result, the Company recorded a non-cash impairment charge of $129 million.

The Company also performed its annual qualitative evaluation of goodwill with respect to its other reporting units based on the circumstances that existed as of October 1, 2021 and determined that there was no indication that the goodwill was associated with the other reporting units more likely than not impaired and therefore no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2021 that would impact the Company’s conclusions and no such events were identified.